BLACKROCK FUNDSSM

SUPPLEMENT DATED MARCH 3, 2006

TO THE INSTITUTIONAL CLASS PROSPECTUSES DATED JANUARY 31, 2006 OF THE EQUITY, BOND AND MONEY MARKET PORTFOLIOS

BUYING SHARES

This section is amended to read in its entirety as follows:

Institutional Shares are offered without a sales charge to:

•	Institutional and individual investors with a minimum investment of $2 million

•	Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

•	acts in a fiduciary capacity (excluding participant-directed employee benefit plans)

•	otherwise has investment discretion or

•	acts as custodian for at least $2 million in assets

•	Registered investment advisers with a minimum investment of $250,000

•	Investors in selected fee-based programs

Purchase orders may be placed by calling (800) 441-7762.

HOW MUCH IS THE MINIMUM INVESTMENT?

The last paragraph in this section is amended to read in its entirety as follows:

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund has lower investment minimums for shareholders investing through selected fee-based programs. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any fund at any time.